ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          LAW AND REGULATION DEPARTMENT
                             3100 Sanders Road, J5B
                           Northbrook, Illinois 60062
                         Direct Dial Number 847-402-2400
                             Facsimile 847-402-4371

Michael J. Velotta
 Vice President, Secretary
   and General Counsel

                                  June 19, 2000


TO:               ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  FARMINGVILLE, NEW YORK  11738

FROM:             MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

RE:               FORM N-4 REGISTRATION STATEMENT
                  UNDER THE SECURITIES ACT OF 1933 AND
                  THE INVESTMENT COMPANY ACT OF 1940
                  FILE NOS. 333-74411, 811-07467
                  PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITY

         With reference to the above-mentioned amended Registration Statement on Form N-4 ("Registration Statement") filed by Allstate Life Insurance Company of New York (the "Company"), as depositor, and Allstate Life of New York Separate Account A, as registrant, with the Securities and Exchange Commission covering the Flexible Premium Deferred Variable Annuity Contracts described therein, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of June 19th , 2000:

         1. The Company is duly organized and existing under the laws of the State of New York and has been duly authorized to do business by the Superintendent of Insurance of the State of New York.

         2.  The   securities   registered   by  the   above-mentioned   amended
         Registration Statement when issued will be valid, legal and binding obligations of the Company.

     I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectuses constituting a part of the Registration Statement.

                                           Sincerely,


                                           /s/ MICHAEL J. VELOTTA
                                           -----------------------
                                           Michael J. Velotta
                                           Vice President, Secretary and
                                            General Counsel